UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA	01886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Cynosure, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders on May 12, 2011. At the 2011 Annual Meeting, the Company’s stockholders elected all of the director nominees, approved of an advisory vote on the compensation of named executive officers, approved of an advisory vote on a one-year frequency before the next advisory vote on compensation of named executive officers, and ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011.

Holders of the Company’s class A and class B common stock, voting together as a single class, elected Michael Davin to serve as the Company’s class III classified director until the Company’s 2014 annual meeting of stockholders and until his successor is elected and qualified. Holders of the Company’s class B common stock, voting as a separate class, elected Ettore V. Biagioni, Andrea Cangioli, and Leonardo Masotti to serve as the Company’s class B directors until the Company’s 2012 annual meeting and until their successors are elected and qualified.

The matters acted upon at the 2011 Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1:	The election of one class III classified director for the next three years (voted on by holders of class A common stock and class B common stock, voting together as a single class):

	Nominee	Votes For	Votes Withheld	Broker Non-Votes
	Michael Davin	7,144,678	1,869,168	1,983,356

Proposal 2:	The election of three class B directors for the next year (voted on by the holders of class B common stock, voting as a separate class):

	Nominee	Votes For	Votes Withheld	Broker Non-Votes
	Ettore V. Biagioni	2,938,628	0	0
	Andrea Cangioli	2,938,628	0	0
	Leonardo Masotti	2,938,628	0	0

Proposal 3:

The non-binding approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in the Company’s proxy statement.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,218,956	2,685,162	109,728	1,983,356

Proposal 4:	The non-binding determination of the frequency of the vote on the Company’s executive compensation program.

The voting results were as follows (voted on by holders of class A common stock and class B common stock, voting together as a single class):

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
8,551,475	3,904	348,252	110,215	1,983,356

The shareholders approved, on an advisory basis, the option to hold a vote on executive compensation every year. Based on these results and consistent with a majority of the votes cast with respect to this matter, the Company’s board of directors has adopted a policy to hold an annual advisory vote on the Company’s executive compensation program.

Proposal 5:	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain
10,967,495	17,449	12,258

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.

Date: May 12, 2011	By:	/s/ Timothy W. Baker
Timothy W. Baker Executive Vice President and Chief Financial Officer